Subsequent Events	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Jun. 30, 2011
Notes to Financial Statements
Subsequent Events

  In October 2011, the Company entered into employment agreements with its CEO, President and CTO. The terms of the employment agreements were approved by the Compensation Committee of the Company's board of directors in March 2011 as described in Note 5.

As prescribed by the Company's 2007 Equity Incentive Plan, on July 1, 2011, the Company issued  options to purchase 245,000 shares of common stock to directors.  The options have an exercise price of  $1.75 per share, vest on June 30, 2012¸ subject to continuing to serve as a director and bear a ten year term.  The options vest on June 30, 2012.  The options were valued using the Black-Scholes model using a volatility of 89.65% (derived using the historical market price for the Company’s common stock since it began trading in June 2008), an expected term of 5.5 years (using the simplified method) and a discount rate of 1.94%.  The value of these options will be recognized as expense over the requisite service period.

In July 2011, the Company issued 30,000 shares of common stock to a director in exchange for $30,000 in connection with the exercise of options with an exercise price of $1.00 per share.

In August 2011, the Company entered into a settlement agreement with a former stockholder of Dyn-O-Mat, the Company's predecessor.  At the time of the Company's formation, the Company was unable to contact the investor in order to offer the investor shares of GelTech in exchange for the investor's shares of Dyn-O-Mat.  The investor came forward in May 2011 seeking to receive the same offer made to Dyn-O-Mat stockholders in 2007.  Under the settlement agreement, the Company paid the investor $50,000, which has been recorded as a loss on settlement as of June 30, 2011.  In addition, the Company's Chief Technology Officer and his father have agreed to pay the investor an additional $125,000 prior to December 31, 2011.

On September 1, 2011, ten-year options to purchase 150,000 shares of common stock at an exercise price of $1.95 share, which were contingently granted by the Company on June 3, 2011, were granted to its Chief Financial Officer, upon his transition from part time consultant to full-time employee.  Of the options granted, 50,000 vested immediately and the remaining options vest semi-annually on December 31st and June 30th with the first vesting date being December 31, 2011, subject to continued employment.  The options were valued using the Black-Scholes option pricing model using a volatility of 90.6% (derived from the historical market price of the Company’s common stock since it began trading in June 2008) an expected term of 6.5 years (using the simplified method) and a discount rate of 2.11%.  The value of the options will be recorded as expense over the requisite service period.

On September 20, 2011, the Company granted ten-year options to purchase 175,000 shares of common stock at an exercise price of $0.81 share to each of its three original executive officers.  The options vest semi-annually on December 31st and June 30th with the first vesting date being December 31, 2011, subject to continued employment.  The options were valued using the Black-Scholes option pricing model using a volatility of 88.89% (derived from the historical market price of the Company’s common stock since it began trading in June 2008) an expected term of 6.5 years (using the simplified method) and a discount rate of 1.25%.  The value of the options will be recorded as expense over the requisite service period.